Supplement to the

Fidelity® Real Estate High Income Fund Prospectus dated March 30, 2001

The following information replaces similar information found under the heading "Buying and Selling Shares" of the "Shareholder Information" section beginning on page 12.

Minimums
To Open an Account	$10,000,000
Minimum Balance	$5,000,000

The minimum initial investment requirement and the minimum balance requirment may be waived for sophisticated institutional investors (e.g., defined benefit plans, endowments, and foundations) with respect to investments made through Fidelity institutional asset allocation programs.

REHI-01-01 July 2, 2001